Hiring Contract
           Study, Analysis and Implementation of Marketing Strategies



This contract is made at King Power Duty Free Co., Ltd. on 2 May 1999, between

             King Power Duty Free Co., Ltd. by Mr. Viratana Suntaranond with the Head Office at 26th-27th Floors, Siam Tower
             989 Rama I Road, Pathum Wan Sub-district,
             Pathum Wan District, Bangkok Metropolis, hereinafter called "KPD"

             King Power Tax Free Co., Ltd. by Mr. Viratana Suntaranond with the Head Office at 26th-27th Floors, Siam Tower
             989 Rama I Road, Pathum Wan Sub-district,
             Pathum Wan District, Bangkok Metropolis, hereinafter called "KPT"

and hereinafter, if not called either name, shall be called collectively the "Employer" of one part, and

              Downtown D.F.S. (Thailand) Co., Ltd., by Mr. Sombat Dechapanichkun with the Head Office at 888/60-62 Ploenchit Road
              Pathum Wan District, Bangkok Metropolis
              hereinafter called "DDC"

and/or the "Contractor" of the other part.

The Employer and the Contractor agree to enter into this Hiring Contract for Study, Analysis and Implementation of Marketing Strategies, as follows :

1.       Scope of Works and Hiring Period

         1.1 The Employer agrees to hire and the Contractor agrees to be hired for study, analysis and implementation of marketing strategies according to the details and job description appear in the Appendix, which shall be deemed part of this contract.

         1.2      The  Employer  agrees  to  hire  the  Contractor  to   perform
                  according to Clause 1.1 for the period from 1 July 1999 to 31 December 2000.

2.       Remuneration

         The remuneration of the hired works under this contract shall be :

         2.1 KPD agrees to pay remuneration to the Contractor for Baht 67,500,000 (Sixty-Seven Million Five Hundred Thousand Baht
                  Only), not including the value added tax, which has been paid in advance in full on 30 June 1999.

         2.2 KPT agrees to pay remuneration to the Contractor for Baht 67,500,000 (Sixty-Seven Million Five Hundred Thousand Baht
                  Only), not including the value added tax, which has been paid in advance in full on 30 June 1999.

         2.3 The Employer agrees to pay the remuneration according to Clause 2.1 and 2.2 to the Contractor at the Contractor's office indicated in this contract.

3.       Covenant of the Contractor

         3.1 The Contractor and his representatives shall not disclose to or allow other persons to make use of the confidential information of the Employer known to the Contractor while performing study, analysis and implementation of marketing strategies for the Employer or thereafter, unless a written permission has been obtained from the Employer.

         3.2 The Contractor and his representatives shall not commit any wrongdoing or action which may be detrimental to the property and/or reputation of the Employer.

         3.3 The Contractor and his representatives shall perform the necessary tasks, under the scope of works, at the best of their abilities for benefits and prosperity of the Employer.

4.       Transfer of the Rights

         The Contractor agrees not to transfer the rights and duties, either in whole or in part, under this contract to a third party, unless a written permission has been obtained from the Employer.

5.       Termination of Contract

         During its validity, either party may terminate this contract prior to the expiration date, provided that a written notice must be forwarded to the other party at least 30 days in advance.

6.       Notice

         All notices between both parties, if having been forwarded to the person at the site or office of the other party, shall be deemed as having been forwarded legally.

7.       Breach of Contract

         7.1 If either party is in breach of any clause herein, the other party shall forward a written notice informing the said party to take corrective action within 30 days from the date of receiving the notice. If the party breaching the contract fails to take the corrective action within the specified date, it shall be deemed that the said party is in breach of this contract and the other party is entitled to immediately terminate this contract.

         7.2 If any dispute has arisen in connection with this contract, both parties agree that it shall be brought to a court in Bangkok Metropolis.

This contract is made in triplicate. Both parties having read, understood and found it to be in accordance with their intention, hereunder sign their names in the presence of witnesses.


                                         - signed -                    Employer
                               King Power Duty Free Co., Ltd.
                                 (Mr. Viratana Suntaranond)
(Seal of King Power Duty Free Co., Ltd.)

                                /s/  Viratana Suntaranond              Employer
                               -----------------------------
                               King Power Tax Free Co., Ltd.
                                 (Mr. Viratana Suntaranond)
(Seal of King Power Tax Free Co., Ltd.)

                                /s/  Sombat Dechapanichkun        The Contractor
                             ------------------------------------
                             Downtown D.F.S. (Thailand) Co., Ltd.
                                (Mr. Sombat Dechapanichkun)
(Seal of Downtown D.F.S. (Thailand) Co., Ltd.)

                                /s/  Anocha Kamnerdngam                 Witness
                               -------------------------
                               (Miss Anocha Kamnerdngam)


                                /s/  Malee Awisuthi                     Witness
                               ----------------------
                               (Miss Malee Awisuthi)

                   Implementation Period and Budget of Study,
              Analysis and Implementation of Each Structure of KPT


1.       Analysis of work structures and basic marketing plans

         1.1      Analysis of work structures

                  1.1.1    Analysis of sales and service structures

                           -     Implementation period, one month (Month 1)
                           -     Budget, Baht 250,000

                  1.1.2    Analysis of procurement structure

                           -     Implementation period, one month (Month 1)
                           -     Budget, Baht 250,000

                  1.1.3 Analysis of an organization structure suitable and in line with business

                           -     Implementation period, one month (Month 2)
                           -     Budget, Baht 250,000

                  1.1.4    Analysis of marketing structure

                           -     Implementation period, one month (Month 2)
                           -     Budget, Baht 250,000

                  1.1.5    Analysis of accounting and finance structures

                           -     Implementation period, one month (Month 3)
                           -     Budget, Baht 250,000

                  1.1.6    Analysis of storage structure at the Bonded Warehouse

                           -     Implementation period, one month (Month 3)
                           -     Budget, Baht 250,000

         1.2      Basic Marketing Plans

                  1.2.1    Preliminary Public Relations Campaign

                           -     Implementation period, three months (Month 2-4)
                           -     Budget, Baht 2,000,000

                  1.2.2    Preliminary Sales Promotion Campaign

                           -     Implementation period, two months (Month 2-3)
                           -     Budget, Baht 1,500,000

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2.       Study and Analysis of basic data of Duty Free Operations

         2.1      Analysis of basic data on existing target groups

                  2.1.1 Analysis of purchasing behavior of each nationality target group

                           -     Implementation period, two months (Month 3-4)
                           -     Budget, Baht 500,000

                  2.1.2 Analysis of the ratio of each nationality of customers travelling in and out of Thailand

                           -     Implementation period, two months (Month 4-5)
                           -     Budget, Baht 500,000

                  2.1.3 Analysis of purchasing power of each nationality of customers

                           -     Implementation period, two months (Month 5-6)
                           -     Budget, Baht 500,000

         2.2      Analysis of basic data of new target groups

                  2.2.1 Analysis of the ratio of each nationality of customers other than the main target groups

                           -     Implementation period, two months (Month 3-4)
                           -     Budget, Baht 500,000

                  2.2.2 Analysis of purchasing behavior of the new target groups

                           -     Implementation period, two months (Month 4-5)
                           -     Budget, Baht 500,000

                  2.2.3 Analysis of purchasing power of each nationality of customers

                           -     Implementation period, two months (Month 5-6)
                           -     Budget, Baht 500,000

         2.3 Analysis of the competitors' markets and market share, both inside and outside the country

                  2.3.1    Markets of direct competitors

                           -     Implementation period, two months (Month 2-3)
                           -     Budget, Baht 500,000

                  2.3.2    Markets of indirect competitors

                           -     Implementation period, two months (Month 2-3)
                           -     Budget, Baht 500,000

         2.4      Analysis of strengths and weaknesses of the business operator

                  -        Implementation period, two months (Month 2-3)
                  -        Budget, Baht 500,000

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3.       Integration of the analysis for use as guidelines for planning suitable
         Sales Promotion Campaign in order to achieve the objectives

         3.1 Commissioning of strategies for increasing market share of the main target groups

                  3.1.1    Maintaining the prevailing market share

                           -     Implementation period, 17 months (Month 2-18)
                           -     Budget, Baht 5,000,000

                  3.1.2    Attracting or increasing the new market share

                           -     Implementation period, 15 months (Month 4-18)
                           -     Budget, Baht 4,000,000

         3.2      Commissioning of strategies for increasing new target groups

                  -        Implementation period, 15 months (Month 4-18)
                  -        Budget, Baht 4,000,000

         3.3 Commissioning of readiness for coping with demands of the target groups

                  3.3.1    Readiness on merchanize and prices

                           -     Implementation period, 15 months (Month 4-18)
                           -     Budget, Baht 1,500,000

                  3.3.2    Readiness on services and sales

                           -     Implementation period, 15 months (Month 4-18)
                           -     Budget, Baht 1,500,000

         3.4      Commissioning of strategies for boosting sales

                  3.4.1 Decorations (designs and decorations according to the merchandize of each season)

                           -     Implementation period, 15 months (Month 4-18)
                           -     Budget, Baht 4,000,000

                  3.4.2 Displaying the merchandize according to the concept and decorations

                           -     Implementation period, 15 months (Month 4-18)
                           -     Budget, Baht 2,000,000

                  3.4.3    Organizing sales promotion activities

                           -     Implementation period, 15 months (Month 4-18)
                           -     Budget, Baht 5,000,000

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4.       Analysis of performance results in each quarter

         -        Implementation period, 15 months (Month 4-18)
         -        Budget, Baht 1,500,000

5.       Creating good image and brand awareness continuously

         5.1 Control of sales-related standards to be higher than that of the competitors

                  5.1.1    Quality control of the merchandize and prices

                           -     Implementation period, 15 months (Month 4-18)
                           -     Budget, Baht 2,000,000

                  5.1.2    Control on services and sales

                           -     Implementation period, 15 months (Month 4-18)
                           -     Budget, Baht 3,000,000

         5.2 Use of advertising media and public relations to remind the customers

                  5.2.1 Analysis, planning and selection of the suitable advertising media and public relations to attract the target groups, both inside and outside the country

                           -     Implementation period, 15 months (Month 4-18)
                           -     Budget, Baht 2,500,000

                  5.2.2 Employing advertising and public relations plan, divided into

                           Advertising Media and Public Relations in the country

                           o    Billboard, Transparency

                                -  Implementation period, 15 months (Month 4-18)
                                -  Budget, Baht 6,000,000

                           o    Radio, Television

                                -  Implementation period, 15 months (Month 4-18)
                                -  Budget, Baht 3,000,000

                           o Direct mail to the target groups, such as brochure, leaflet, etc.

                                -  Implementation period, 15 months (Month 4-18)
                                -  Budget, Baht 2,000,000

                           Advertising Media and Public Relations outside the country

                           o Direct mail to the target groups, such as brochure, leaflet, etc.

                                -  Implementation period, 15 months (Month 4-18)
                                -  Budget, Baht 3,000,000

         5.3 Creating good image jointly with the concerned organizations or agencies with the business

                  5.3.1    Participation  and  support  in  activities  of   the
                           government and private sector

                           -     Implementation period, 15 months (Month 4-18)
                           -     Budget, Baht 4,000,000

                  5.3.2 Organizing activities promoting tourism of Thailand, both inside and outside the country

                           -     Implementation period, 15 months (Month 4-18)
                           -     Budget, Baht 4,000,000




         Total Implementation Period                           18 months
         Total Budget                                          Baht 67.5 million